                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 31, 1999
                                 ---------------
                Date of Report (Date of earliest event reported)


                          NHANCEMENT TECHNOLOGIES INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      0-21999                84-1360852
            --------                      -------                ----------
(State or Other Jurisdiction       (S.E.C. File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                              39420 Liberty Street
                                    Suite 250
                                Fremont, CA 94538
                                -----------------
          (Address of principal executive offices, including zip code)

                                 (510) 744-3333
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On August 31, 1999, we acquired certain assets of Eastern Systems Technology, Inc., a company engaged in the business of software development ("EASTERN"). These assets related to Eastern's software program commonly known as "InfoFast." Under our agreement with Eastern, we acquired the assets of Eastern in exchange for initial consideration of 675,000 shares of our Common Stock, the transfer of which is restricted for at least one year, and additional consideration of additional shares of our Common Stock (the "ADDITIONAL SHARES"), in an amount equal to $400,000 divided by the closing bid price of our shares of Common Stock as quoted on the Nasdaq SmallCap Market on the date prior to the effectiveness of a registration statement on Form S-3 providing for the registration of the Additional Shares. The Company's Board of Directors determined the fair value of the assets acquired from Eastern and the consideration to be paid to Eastern in connection with this transaction. No independent appraisal was obtained.

         In connection with the acquisition of certain of Eastern's assets, we entered into non-compete agreements with two key employees and an employment agreement with one of these employees. It is also anticipated that we will pay one of these key employees royalties on certain licenses of software developed by such employee for the Company.

         Simultaneously with the closing of the asset acquisition, the Company loaned Eastern $250,000 secured by the Additional Shares. The loan will bear interest at a rate equal to 7% per annum and will be payable in full on the earlier of (i) one year following the closing of the asset acquisition or (ii) within 30 days following the effective date of the registration statement covering the Additional Shares. If we fail to cause this registration statement to become effective within a one-year period of time, or if no public market exists for the Additional Shares as of the first year anniversary of the purchase of Eastern's assets, we will not issue the Additional Shares. Rather, we will then pay Eastern $400,000 in cash less the aggregate amount of principal and interest then due on the $250,000 loan, and the loan will be extinguished.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

     (a)      Financial Statements of Business Acquired. Not Applicable.

     (b) Pro Forma Financial Information. NHancement Technologies Inc. and Subsidiaries Unaudited Pro Forma Combined Balance Sheet as of June 30, 1999.

     (c)      Exhibits


         Exhibit
         Number        Description
         -------       -----------
         2.1           Plan and Agreement of Reorganization, dated August 31, 1999, by and among Eastern Systems Technology, Inc. ("EASTERN"), Ram V. Mani
                       ("MANI") and NHancement Technologies Inc. (the "Company").

         2.2           Form of Ratification Agreement, dated September ___, 1999, by and among the Company, Eastern, Mani, Front-End Technologies, (Madras) Pvt. Ltd.
                       and Srini Ramakrishnan ("RAMAKRISHNAN").

         10.51         Loan and Security Agreement, dated as of August 31, 1999, by and among
                       Eastern, Mani, Ramakrishnan and the Company.

         10.52         Secured Promissory Note, dated as of August 31, 1999, in the original principal amount of $250,000, payable by Eastern to the Company.

         10.53         Employment Agreement, dated as of August 31, 1999, by and between Mani and the Company.

         99.1          NHancement Technologies Inc. and Subsidiaries Unaudited Pro Forma
                       Combined Balance Sheet as of June 30, 1999.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NHancement Technologies Inc.


Dated: September 15, 1999                   By:   /s/  Douglas S. Zorn
                                               ---------------------------------
                                                  Douglas S. Zorn, President and
                                                  Chief Executive Officer

                                INDEX TO EXHIBITS


         Exhibit
         Number        Description
         -------       -----------
         2.1           Plan and Agreement of Reorganization, dated August 31, 1999, by and among Eastern Systems Technology, Inc. ("EASTERN"), Ram V. Mani
                       ("MANI") and NHancement Technologies Inc. (the "COMPANY").

         2.2           Form of Ratification Agreement, dated September ___, 1999, by and among the Company, Eastern, Mani, Front-End Technologies and Srini
                       Ramakrishnan ("RAMAKRISHNAN").

         10.51         Loan and Security Agreement, dated as of August 31, 1999, by and among
                       Eastern, Mani, Ramakrishnan and the Company.

         10.52         Secured Promissory Note, dated as of August 31, 1999, in the original principal amount of $250,000, payable by Eastern to the Company.

         10.53         Employment Agreement, dated as of August 31, 1999, by and between Mani and the Company.

         99.l          NHancement Technologies Inc. and Subsidiaries Unaudited Pro Forma
                       Combined Balance Sheet as of June 30, 1999.